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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):      January 14, 1999
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                          TELESPECTRUM WORLDWIDE INC.
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                (Exact Name of Registrant Specified in Charter)

       Delaware                      0-21107                   23-2845501
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     (State or Other               (Commission                 (I.R.S.
     Jurisdiction of                   File                     Employer
     Incorporation)                   Number)                   Identification
                                                                No.)

           443 South Gulph Road
       King of Prussia, Pennsylvania                              19406
     ---------------------------------                          ---------
  (Address of Principal Executive Offices)                      (Zip Code)




  Registrant's telephone number, including area code:     (610) 878-7400
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     Merger Agreement. On January 14, 1999, TeleSpectrum Worldwide Inc., a Delaware corporation ("TeleSpectrum"), and International Data Response Corporation, a Delaware corporation ("IDRC"), McCown De Leeuw & Co. III, L.P., McCown De Leeuw & Co. Offshore (Europe) III, L.P., McCown De Leeuw & Co. III,
(Asia) L.P. and The Gamma Fund LLC (collectively, the "MDC Entities") entered
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into an Agreement and Plan of Merger (the "Merger Agreement").  A copy of the
Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     The Merger. The Merger Agreement provides for the merger (the "Merger") of IDRC with and into TeleSpectrum. A copy of the Press Release dated January 14, 1999 is attached as Exhibit 99.1, and is incorporated herein by reference.

     Fixed Exchange Ratio. In the Merger, all outstanding shares of common stock of IDRC ("IDRC Common Stock") and options, warrants and other rights exercisable for, or providing the right to acquire, IDRC Common Stock shall be converted into the right to receive an aggregate of 9,200,000 shares of common stock of TeleSpectrum ("TeleSpectrum Common Stock") and warrants exercisable for an aggregate of 3,000,000 shares of TeleSpectrum Common Stock. In addition, each outstanding share of Series A Preferred Stock of IDRC shall be exchanged for $20 in cash, and all accrued and unpaid dividends then payable in Series A-1 Preferred Stock of IDRC, shall be paid in cash in accordance with IDRC's Amended and Restated Certificate of Incorporation then in effect.

     Accounting for the Merger.   The Merger will be treated as a "purchase" for
accounting purposes.

     Conditions to the Merger. The closing of the Merger is conditioned upon, among other things, stockholder approval by both TeleSpectrum and IDRC and other customary terms and conditions.

     Stockholder Support Agreements. Simultaneously with the execution and delivery of the Merger Agreement, key stockholders of TeleSpectrum entered into a Stockholder Support Agreement (the "TeleSpectrum Stockholder Support Agreements") with IDRC. These stockholders are: Chairman, CEO and President Keith E. Alessi, Director J. Brian O'Neill, Director Richard Virtue and CRW Financial, Inc. This Agreement requires, among other things, each of the key stockholders to vote, or cause to be voted, his or its shares of TeleSpectrum Common Stock in favor of the adoption of the Merger Agreement. The TeleSpectrum Stockholder Support Agreements also provide that each stockholder will not, except as contemplated by the terms of the TeleSpectrum Stockholder Support Agreement, sell or otherwise voluntarily dispose of any of the shares of TeleSpectrum Common Stock owned by such stockholders or take any voluntary action which would have the effect of removing such stockholder's power to vote his or its shares or which would be inconsistent with the TeleSpectrum Stockholder Support Agreements. As of January 14, 1999, these stockholders

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owned of record 8,941,060 shares of TeleSpectrum Common Stock, or approximately
34.7% of the outstanding shares of TeleSpectrum Common Stock.

     Copies of the TeleSpectrum Stockholder Support Agreements are attached hereto as Exhibits 9.1, 9.2, 9.3 and 9.5 and is incorporated herein by reference.

     Simultaneously with the execution and delivery of the Merger Agreement, certain key stockholders of IDRC entered into a Stockholder Support Agreement (the "IDRC Stockholder Support Agreement") with TeleSpectrum. These stockholders are: Chairman and CEO Jeffrey E. Stiefler, Chief Financial Officer Paul Grinberg and McCown De Leeuw & Co. III, L.P., McCown De Leeuw & Co. Offshore (Europe) III, L.P., McCown De Leeuw & Co. III, (Asia) L.P. and The Gamma Fund LLC (collectively, the "MDC Entities"). This Agreement requires,
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among other things, each of the key stockholders to vote, or cause to be voted, his shares of IDRC Common Stock in favor of the adoption of the Merger Agreement. In addition, the IDRC Stockholder Support Agreement provides that each stockholder will not, directly or indirectly (a) offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of TeleSpectrum Common Stock, the Warrants or Warrant Shares acquired by such stockholder in connection with the Merger or upon the exercise of any options acquired in connection with the Merger, or (b) enter into any Hedging Transaction (as defined in the IDRC Stockholder Support Agreement) relating to the foregoing securities for a period of one year after the Effective Time. The IDRC Stockholder Support Agreement also provides that each stockholder will not, except as contemplated by the terms of the IDRC Stockholder Support Agreement, sell or otherwise voluntarily dispose of any of the shares of TeleSpectrum Common Stock owned by such stockholders or take any voluntary action which would have the effect of removing such stockholder's power to vote his shares or which would be inconsistent with the IDRC Stockholder Support Agreements. As of January 14, 1999, these stockholders owned of record 233,253 shares of IDRC Common Stock, or approximately 46.4% of the outstanding shares of IDRC Common Stock.

     A copy of the form of IDRC Stockholder Support Agreement is attached hereto as Exhibit 9.4 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c)    Exhibits

Exhibit Number                            Description
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      2.1       Agreement and Plan of Merger, dated as of January 14,  1999, by and between TeleSpectrum and IDRC.
      9.1 TeleSpectrum Stockholder Support Agreement dated as of January 14, 1999 between Keith E. Alessi and IDRC.

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      9.2       TeleSpectrum Stockholder Support Agreement dated as of
                January 14, 1999 between J. Brian O'Neill and IDRC.
      9.3 TeleSpectrum Stockholder Support Agreement dated as of January 14, 1999 between Richard W. Virtue and IDRC.
      9.4 Form of IDRC Stockholder Support Agreement between IDRC Stockholder and TeleSpectrum.
      9.5 TeleSpectrum Stockholder Support Agreement dated as of January 14, 1999 between CRW Financial Inc. and IDRC.
      99.1      Press Release, dated January 14, 1999 issued by TeleSpectrum.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELESPECTRUM WORLDWIDE INC.


                              By  /s/  Keith E. Alessi
                                 ----------------------------------------------
                                 Keith E. Alessi
                                 President and Chief Executive Officer


Dated:  January 25, 1999

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                                 EXHIBIT INDEX
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     Exhibit Number       Description
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          2.1             Agreement and Plan of Merger as of January 14, 1999,
                          by and between TeleSpectrum and IDRC.

          9.1 TeleSpectrum Stockholder Support Agreement dated as of January 14, 1999 between Keith E. Alessi and IDRC.

          9.2 TeleSpectrum Stockholder Support Agreement dated as of January 14, 1999 between J. Brian O,Neill and IDRC.

          9.3 TeleSpectrum Stockholder Support Agreement dated as of January 14, 1999 between Richard W. Virtue and IDRC.

          9.4 Form of IDRC Stockholder Support Agreement between IDRC Stockholder and Telespectrum.

          9.5 TeleSpectrum Stockholder Support Agreement dated as of January 14, 1999 between CRW Financial Inc. and IDRC.

          99.1            Press Release, dated January 14, 1999 issued by
                          TeleSpectrum.